Exhibit 99.1

FOR IMMEDIATE RELEASE	Nasdaq: NSIT
INSIGHT ENTERPRISES, INC. REPORTS FOURTH QUARTER AND
FULL YEAR 2009 RESULTS
TEMPE, Ariz. — February 10, 2010 — Insight Enterprises, Inc. (Nasdaq: NSIT) (“Insight” or the “Company”) today reported results of operations for the quarter and year ended December 31, 2009.
Fourth Quarter Highlights
•	Net sales for the fourth quarter 2009 increased 2% compared to the fourth quarter 2008 to $1.2 billion.
•	Gross profit for the fourth quarter 2009 decreased 1% compared to the fourth quarter of 2008 to $155.5 million.
•	Non-GAAP* net earnings from continuing operations for the fourth quarter 2009 increased 180% to $20.1 million compared to the fourth quarter 2008. (GAAP net earnings from continuing operations for the fourth quarter 2009 were $17.4 million.)
•	Non-GAAP* diluted net earnings per share from continuing operations for the fourth quarter 2009 of $0.43. (GAAP diluted net earnings per share from continuing operations for the fourth quarter 2009 of $0.37.)
•	The fourth quarter 2009 results include:
•	$1.1 million, $786,000 net of tax, for severance and restructuring expenses;
•	$1.1 million, $654,000 net of tax, for professional fees and costs associated with the trade credit restatement remediation and related litigation; and
•	$2.0 million, $1.2 million net of tax, for interest expense related to the Company’s anticipated settlement under two state unclaimed property programs in 2010.
•	Fourth quarter 2008 results include $83.5 million, $75.7 million net of tax, for a non-cash goodwill impairment charge, $3.2 million, $2.2 million net of tax, for severance and restructuring expenses and $8.7 million of foreign tax credit impairment charges.
•	Results for the fourth quarter 2009 include a tax benefit of $3.3 million related to the recapitalization of one of the Company’s foreign subsidiaries and the true up of certain foreign tax assets. Fourth quarter 2008 results reflect foreign currency losses, net of taxes of $4.3 million.
2009 Full Year Highlights
•	Annual net sales for 2009 decreased 14% to $4.1 billion compared to 2008.
•	Gross profit for the full year 2009 decreased 14% to $568.6 million compared to gross profit of $663.6 million in 2008.
•	Non-GAAP* net earnings from continuing operations for the full year 2009 decreased 3% to $50.0 million compared to 2008. (GAAP net earnings from continuing operations for the full year 2009 were $30.8 million.)
•	Non-GAAP* diluted net earnings per share from continuing operations for the full year 2009 decreased 2% to $1.08. (GAAP diluted net earnings per share from continuing operations for the full year 2009 of $0.67.)
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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	480-902-1001	FAX 480-760-8958

Insight Q4 and Full Year 2009 Results, Page 2	February 10, 2010
•	During 2009, the Company generated $122.7 million of cash flows from operations and paid down debt by $81.0 million, ending the year with $68.1 million of cash and cash equivalents and $147.0 million of debt outstanding under its revolving credit facility.

*	A tabular reconciliation of financial measures prepared in accordance with United States generally accepted accounting principles (“GAAP”) to non-GAAP financial measures is included at the end of this press release.
“Closing out a year that most agree represented one of the most challenging economic climates seen in many decades, we are very pleased to report that much stronger IT demand in the fourth quarter and operating leverage across our leaner cost base resulted in fourth quarter financial results that exceeded our internal expectations,” stated Ken Lamneck, President and Chief Executive Officer. “In my first six weeks on the job, I have been pleased to get to know the team at Insight, learn more about our differentiated portfolio of offerings and begin making plans for our long-term future. Our focus in 2010 will be on our strategic priorities and on improving our operational execution,” he added.
SEGMENT OVERVIEW
In North America, net sales were $781.2 million for the fourth quarter of 2009, down 2% from the fourth quarter of 2008. Gross profit decreased 3% year over year to $103.6 million while gross margin decreased to 13.3% from 13.5% in the prior year quarter. Net sales of services increased 17% year over year, while net sales in the hardware category were down 4%, but up 11% from the third quarter, reflecting the third consecutive quarter of growth in this category. Software sales were flat year to year, but increased 25% sequentially. Selling and administrative expenses for North America in the fourth quarter of 2009 include approximately $1.1 million of professional fees and costs associated with the restatement remediation and ongoing litigation. Excluding the effect of this item, selling and administrative expenses were down $11.8 million compared to last year, or 12%. Earnings from operations on a GAAP basis in North America were $17.8 million in the fourth quarter of 2009, and non-GAAP earnings from operations increased 78% year over year to $18.8 million.
The Company’s EMEA operating segment reported net sales of $351.3 million for the fourth quarter of 2009, up 7% in U.S. dollars. Excluding the effects of foreign currency movements, net sales were consistent with last year. Gross profit was up 4% in U.S. dollars, but down 4% excluding the effects of foreign currency movements, while gross margin decreased to 13.1% from 13.5% in the prior year. Net sales of hardware grew 18% year over year, while software declined 7% and services sales were flat, all excluding the effects of foreign currency movements. Selling and administrative expenses in EMEA in the fourth quarter were up 9%, or $3.0 million, year over year in U.S. dollars, but, excluding the effects of foreign currency movements, were up only 1% year over year. Excluding approximately $1.1 million in severance expenses recorded during the fourth quarter of 2009 and a goodwill impairment charge in the prior year fourth quarter, EMEA reported non-GAAP earnings from operations of $8.8 million, a decrease of 13% year over year in U.S. dollars.
The Company’s APAC operating segment reported net sales of $46.1 million for the fourth quarter of 2009, up 18% from the prior year quarter in U.S. dollars and down 7% excluding the effects of foreign currency movements. Gross profit was $5.9 million, an increase of 7% year over year in U.S. dollars but a decrease of 17% excluding the effects of foreign currency movements, while gross margin was 12.7%, down from 14.1% in the prior year quarter. Selling and administrative expenses in APAC increased 12% year over year in U.S. dollars but decreased 12% excluding the effects of foreign currency movements. Excluding a goodwill impairment charge in the prior year fourth quarter, the APAC segment reported non-GAAP earnings from operations of $1.7 million, a decrease of 4% year over year in U.S. dollars.
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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	480-902-1001	FAX 480-760-8958

Insight Q4 and Full Year 2009 Results, Page 3	February 10, 2010
UPDATED GUIDANCE
The Company expects that diluted earnings per share from continuing operations for the full year of 2010 will be between $0.95 and $1.05. This outlook reflects the following:
•	continued uncertainty in the economy and the Company’s view that market demand will improve gradually throughout 2010;
•	the full-year effect of partner program changes that were effective beginning in the second quarter of 2009;
•	a decline in sales of services in 2010 due to the completion of a significant services engagement in 2009 that is not currently expected to be replaced fully in 2010; and
•	an effective tax rate of approximately 36% — 39% for 2010 compared to 26% in 2009.
This outlook does not include the effect of any severance and restructuring expenses or expenses associated with the restatement remediation or ongoing related litigation.
CONFERENCE CALL AND WEBCAST
The Company will host a conference call and live web cast today at 5:00 p.m. ET to discuss fourth quarter and full year 2009 results of operations. A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at www.insight.com, and a replay of the web cast will be available on the Company’s web site for a limited time following the call. To listen to the live web cast by telephone, call 1-866-510-0704 if located in the U.S., 617-597-5362 for international callers, and enter the access code 79076339.
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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	480-902-1001	FAX 480-760-8958

Insight Q4 and Full Year 2009 Results, Page 4	February 10, 2010
Financial Summary Table
(in thousands, except per share data and percentages)
(Unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2009	2008	% change	2009	2008	% change
Insight Enterprises, Inc.
Net sales	$1,178,648	$1,160,350	2%	$4,136,905	$4,825,489	(14%)
Gross profit	$155,512	$156,929	(1%)	$568,614	$663,583	(14%)
Earnings (loss) from operations — GAAP	$27,104	$(64,240)	142%	$52,904	$(304,246)	117%
Earnings from operations — non-GAAP*	$29,301	$22,418	31%	$80,294	$101,596	(21%)
Net earnings (loss) from continuing operations — GAAP	$17,405	$(79,422)	122%	$30,773	$(239,727)	113%
Net earnings from continuing operations — non-GAAP*	$20,079	$7,161	180%	$50,007	$51,382	(3%)
Diluted EPS from continuing operations — GAAP	$0.37	$(1.74)	121%	$0.67	$(5.15)	113%
Diluted EPS from continuing operations — non-GAAP*	$0.43	$0.16	169%	$1.08	$1.10	(2%)

North America
Net sales	$781,158	$793,733	(2%)	$2,840,786	$3,362,544	(16%)
Gross profit	$103,625	$107,136	(3%)	$389,717	$449,186	(13%)
Earnings (loss) from operations — GAAP	$17,760	$(1,428)	1,344%	$33,084	$(270,498)	112%
Earnings from operations — non-GAAP*	$18,820	$10,561	78%	$55,784	$57,557	(3%)

EMEA
Net sales	$351,346	$327,507	7%	$1,151,749	$1,309,365	(12%)
Gross profit	$46,015	$44,287	4%	$159,109	$190,673	(17%)
Earnings (loss) from operations — GAAP	$7,632	$(50,636)	115%	$15,750	$(25,719)	161%
Earnings from operations — non-GAAP*	$8,757	$10,060	(13%)	$20,092	$38,056	(47%)

APAC
Net sales	$46,144	$39,110	18%	$144,370	$153,580	(6%)
Gross profit	$5,872	$5,506	7%	$19,788	$23,724	(17%)
Earnings (loss) from operations — GAAP	$1,712	$(12,176)	114%	$4,070	$(8,029)	151%
Earnings from operations — non-GAAP*	$1,724	$1,797	(4%)	$4,418	$5,983	(26%)

*	A tabular reconciliation of financial measures prepared in accordance with GAAP to non-GAAP financial measures is included at the end of this press release.
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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	480-902-1001	FAX 480-760-8958

Insight Q4 and Full Year 2009 Results, Page 5	February 10, 2010

	North America			EMEA			APAC
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31,			December 31,			December 31,
Sales Mix	2009	2008	% change*	2009	2008	% change*	2009	2008	% change*
Hardware	61%	62%	(4%)	30%	27%	22%	1%	<1%	204%
Software	31%	31%	—	69%	72%	2%	98%	99%	17%
Services	8%	7%	17%	1%	1%	8%	1%	1%	79%

	100%	100%	(2%)	100%	100%	7%	100%	100%	18%

	North America			EMEA			APAC
	Year Ended			Year Ended			Year Ended
	December 31,			December 31,			December 31,
Sales Mix	2009	2008	% change*	2009	2008	% change*	2009	2008	% change*
Hardware	60%	64%	(21%)	34%	34%	(16%)	1%	—	203%
Software	32%	31%	(13%)	65%	65%	(10%)	98%	100%	(8%)
Services	8%	5%	26%	1%	1%	14%	1%	—	239%

	100%	100%	(16%)	100%	100%	(12%)	100%	100%	(6%)

*	Represents growth/decline in category net sales on a dollar basis.
USE OF NON-GAAP FINANCIAL MEASURES
The non-GAAP financial measures exclude the goodwill impairment in 2008, severance and restructuring expenses in 2008 and 2009, the non-cash charge associated with the termination of an equity incentive compensation plan in 2009 and professional fees and costs and interest expense associated with the trade credit restatement remediation and related litigation in 2009 as well as the tax effect of these items. The non-GAAP financial measures also exclude foreign tax credit impairment charges in 2008 and the tax charge related to the remeasurement of certain deferred tax assets in 2009. The Company excludes these charges when internally evaluating earnings from operations, tax expense, net earnings from continuing operations and diluted earnings per share from continuing operations for the Company and earnings from operations for each of the Company’s operating segments. These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to competitors’ financial results. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and competitors’ results and assist in forecasting performance for future periods because they exclude items the Company believes to be outside of normal operating results. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	480-902-1001	FAX 480-760-8958

Insight Q4 and Full Year 2009 Results, Page 6	February 10, 2010
FORWARD-LOOKING INFORMATION
Certain statements in this release and the related conference call and Web cast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including our estimated diluted earnings per share from continuing operations for 2010 and assumptions relating thereto, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Some of the important factors that could cause our actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2008:
•	general economic conditions, including concerns regarding a global recession and credit constraints;
•	changes in the information technology industry and/or the economic environment;
•	our reliance on partners for product availability, marketing funds, purchasing incentives and competitive products to sell;
•	stockholder litigation and regulatory inquiries related to the restatement of our consolidated financial statements;
•	our ability to collect our accounts receivable;
•	increased debt and interest expense and lower availability on our financing facilities and changes in the overall capital markets that could increase our borrowing costs or reduce future availability of financing;
•	disruptions in our information technology systems and voice and data networks, including our system upgrade and the migration of acquired businesses to our information technology systems and voice and data networks;
•	actions of our competitors, including manufacturers and publishers of products we sell;
•	the integration and operation of acquired businesses, including our ability to achieve expected benefits of the acquisitions;
•	seasonal changes in demand for sales of software licenses;
•	the risks associated with international operations;
•	exposure to changes in, or interpretations of, tax rules and regulations;
•	exposure to foreign currency exchange risks;
•	our dependence on key personnel;
•	failure to comply with the terms and conditions of our public sector contracts;
•	rapid changes in product standards; and
•	intellectual property infringement claims and challenges to our registered trademarks and trade names.
Additionally, there may be other risks that are otherwise described from time to time in the reports that we file with the Securities and Exchange Commission. Any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. We assume no obligation to update, and do not intend to update, any forward-looking statements. We do not endorse any projections regarding future performance made by third parties.

Contacts:	Glynis Bryan	Helen Johnson
	Chief Financial Officer	Senior VP, Treasurer
	Tel. 480-333-3390	Tel. 480-333-3234
	Email glynis.bryan@insight.com	Email helen.johnson@insight.com
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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	480-902-1001	FAX 480-760-8958

Insight Q4 and Full Year 2009 Results, Page 7	February 10, 2010
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2009	2008	2009	2008
Net sales	$1,178,648	$1,160,350	$4,136,905	$4,825,489
Costs of goods sold	1,023,136	1,003,421	3,568,291	4,161,906

Gross profit	155,512	156,929	568,614	663,583
Operating expenses:
Selling and administrative expenses	127,271	134,511	502,102	561,987
Goodwill impairment	—	83,471	—	397,247
Severance and restructuring expenses	1,137	3,187	13,608	8,595

Earnings (loss) from operations	27,104	(64,240)	52,904	(304,246)
Non-operating (income) expense:
Interest income	(91)	(646)	(424)	(2,387)
Interest expense	4,369	3,839	10,790	13,479
Net foreign currency exchange (gain) loss	(208)	6,204	(328)	9,629
Other expense, net	425	320	1,123	1,107

Earnings (loss) from continuing operations before income taxes	22,609	(73,957)	41,743	(326,074)
Income tax expense (benefit)	5,204	5,465	10,970	(86,347)

Net earnings (loss) from continuing operations	17,405	(79,422)	30,773	(239,727)
Net earnings from a discontinued operation	—	—	2,801	—

Net earnings (loss)	$17,405	$(79,422)	$33,574	$(239,727)

Net earnings (loss) per share — Basic:
Net earnings (loss) from continuing operations	$0.38	$(1.74)	$0.67	$(5.15)
Net earnings from a discontinued operation	—	—	0.06	—

Net earnings (loss) per share	$0.38	$(1.74)	$0.73	$(5.15)

Net earnings (loss) per share — Diluted:
Net earnings (loss) from continuing operations	$0.37	$(1.74)	$0.67	$(5.15)
Net earnings from a discontinued operation	—	—	0.06	—

Net earnings (loss) per share	$0.37	$(1.74)	$0.73	$(5.15)

Shares used in per share calculations:
Basic	45,917	45,590	45,838	46,573

Diluted	46,595	45,590	46,271	46,573

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	480-902-1001	FAX 480-760-8958

Insight Q4 and Full Year 2009 Results, Page 8	February 10, 2010
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(In thousands)
(Unaudited)

	December 31,
	2009	2008*
ASSETS
Current assets:
Cash and cash equivalents	$68,066	$49,175
Accounts receivable, net	998,570	995,737
Inventories	82,380	103,130
Inventories not available for sale	43,036	30,507
Deferred income taxes	35,750	40,075
Other current assets	32,118	31,647

Total current assets	1,259,920	1,250,271

Property and equipment, net	150,103	157,334
Goodwill	15,829	—
Intangible assets, net	82,483	93,400
Deferred income taxes	78,489	89,757
Other assets	16,497	16,741

	$1,603,321	$1,607,503

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$695,349	$680,151
Accrued expenses and other current liabilities	212,276	211,483
Current portion of long-term debt	875	—
Deferred revenue	55,635	41,170

Total current liabilities	964,135	932,804

Long-term debt	149,349	228,000
Deferred income taxes	3,054	2,291
Other liabilities	19,209	22,440

	1,135,747	1,185,535

Stockholders’ equity:
Preferred stock	—	—
Common stock	460	456
Additional paid-in capital	372,021	371,664
Retained earnings	73,864	40,290
Accumulated other comprehensive income — foreign currency translation adjustments	21,229	9,558

Total stockholders’ equity	467,574	421,968

	$1,603,321	$1,607,503

*	Certain amounts in the 2008 consolidated balance sheet have been reclassified to conform to the 2009 presentation.
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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	480-902-1001	FAX 480-760-8958

Insight Q4 and Full Year 2009 Results, Page 9	February 10, 2010
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Years Ended December 31,
	2009	2008*
Cash flows from operating activities:
Net earnings (loss)	$33,574	$(239,727)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Goodwill impairment	—	397,247
Depreciation and amortization	41,163	41,239
Provision for losses on accounts receivable	7,377	3,452
Write-downs of inventories	7,444	7,614
Non-cash stock-based compensation	7,764	7,985
Non-cash gain from arbitrated claim, net of tax	(2,801)	—
Excess tax benefit from employee gains on stock-based compensation	—	(111)
Deferred income taxes	18,321	(108,088)
Changes in assets and liabilities:
Decrease in accounts receivable	11,181	45,463
Decrease (increase) in inventories	1,813	(11,901)
(Increase) decrease in other current assets	(5,792)	9,632
Decrease in other assets	2,343	9,085
Decrease in accounts payable	(15,407)	(22,318)
Increase (decrease) in deferred revenue	16,806	(7,506)
(Decrease) increase in accrued expenses and other liabilities	(1,112)	9,680

Net cash provided by operating activities	122,674	141,746

Cash flows from investing activities:
Acquisition of Calence, net of cash acquired	(21,713)	(124,671)
Acquisition of MINX, net of cash acquired	—	(1,595)
Purchases of property and equipment	(14,707)	(26,647)
Other	—	(900)

Net cash used in investing activities	(36,420)	(153,813)

Cash flows from financing activities:
Borrowings on senior revolving credit facility	1,043,373	989,606
Repayments on senior revolving credit facility	(1,124,373)	(761,606)
Borrowings on accounts receivable securitization financing facility	165,000	466,874
Repayments on accounts receivable securitization financing facility	(165,000)	(612,874)
Repayments on term loan	—	(56,250)
Payments on capital lease obligation	(324)	—
Net borrowings under inventory financing facility	13,378	48,889
Repayments on assumed debt	—	(10,978)
Payment of deferred financing fees	(1,632)	(3,779)
Proceeds from sales of common stock under employee stock plans	—	5,031
Excess tax benefit from employee gains on stock-based compensation	—	111
Payment of payroll taxes on stock-based compensation through shares withheld	(691)	(2,120)
Repurchases of common stock	—	(50,000)

Net cash (used in) provided by financing activities	(70,269)	12,904

Foreign currency exchange effect on cash flows	2,906	(8,380)

Increase (decrease) in cash and cash equivalents	18,891	(7,543)
Cash and cash equivalents at beginning of year	49,175	56,718

Cash and cash equivalents at end of year	$68,066	$49,175

*	Certain amounts in the 2008 consolidated statement of cash flows have been reclassified to conform to the 2009 presentation.
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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	480-902-1001	FAX 480-760-8958

Insight Q4 and Full Year 2009 Results, Page 10	February 10, 2010
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2009	2008	2009	2008
Consolidated Earnings (Loss) from Operations:
GAAP	$27,104	$(64,240)	$52,904	$(304,246)
Goodwill impairment	—	83,471	—	397,247
Severance and restructuring expenses	1,137	3,187	13,608	8,595
Termination of equity incentive compensation plan	—	—	5,478	—
Professional fees and costs from the trade credit restatement remediation and related litigation	1,060	—	8,304	—

Non-GAAP	$29,301	$22,418	$80,294	$101,596

Consolidated Net Earnings (Loss) from Continuing Operations:
GAAP	$17,405	$(79,422)	$30,773	$(239,727)
Goodwill impairment	—	75,657	—	276,707
Severance and restructuring expenses	786	2,245	8,751	5,721
Termination of equity incentive compensation plan	—	—	3,524	—
Professional fees and costs from the trade credit restatement remediation and related litigation	654	—	5,125	—
Interest expense related to the anticipated settlement under two state unclaimed property programs	1,234	—	1,234	—
Increase in foreign tax credit reserves	—	8,681	—	8,681
Tax charge for remeasurement of certain deferred tax assets	—	—	600	—

Non-GAAP	$20,079	$7,161	$50,007	$51,382

Consolidated Diluted EPS from Continuing Operations:
GAAP	$0.37	$(1.74)	$0.67	$(5.15)
Goodwill impairment	—	1.66	—	5.94
Severance and restructuring expenses	0.02	0.05	0.18	0.12
Termination of equity incentive compensation plan	—	—	0.08	—
Professional fees and costs from the trade credit restatement remediation and related litigation	0.01	—	0.11	—
Interest expense related to the anticipated settlement under two state unclaimed property programs	0.03	—	0.03	—
Increase in foreign tax credit reserves	—	0.19	—	0.19
Tax charge for remeasurement of certain deferred tax assets	—	—	0.01	—

Non-GAAP	$0.43	$0.16	$1.08	$1.10

Shares used in per share calculations:
GAAP	46,595	45,590	46,271	46,573
Dilutive potential common shares due to dilutive options and RSUs, net of tax effect	—	499	159	351

Non-GAAP	46,595	46,089	46,430	46,924

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	480-902-1001	FAX 480-760-8958

Insight Q4 and Full Year 2009 Results, Page 11	February 10, 2010
INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Continued)
(In thousands, except per share data)
(unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2009	2008	2009	2008
North America Earnings (Loss) from Operations:
GAAP	$17,760	$(1,428)	$33,084	$(270,498)
Goodwill impairment	—	9,646	—	323,422
Severance and restructuring expenses	—	2,343	10,327	4,633
Termination of equity incentive compensation plan	—	—	4,069	—
Professional fees and costs from the trade credit restatement remediation and related litigation	1,060	—	8,304	—

Non-GAAP	$18,820	$10,561	$55,784	$57,557

EMEA Earnings (Loss) from Operations:
GAAP	$7,632	$(50,636)	$15,750	$(25,719)
Goodwill impairment	—	59,852	—	59,852
Severance and restructuring expenses	1,125	844	2,979	3,923
Termination of equity incentive compensation plan	—	—	1,363	—

Non-GAAP	$8,757	$10,060	$20,092	$38,056

APAC Earnings (Loss) from Operations:
GAAP	$1,712	$(12,176)	$4,070	$(8,029)
Goodwill impairment	—	13,973	—	13,973
Severance and restructuring expenses	12	—	302	39
Termination of equity incentive compensation plan	—	—	46	—

Non-GAAP	$1,724	$1,797	$4,418	$5,983

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	480-902-1001	FAX 480-760-8958